UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                  (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2014
March 31, 2014

Matisse Discounted Closed-End Fund
Strategy

Institutional Class Shares
Class A Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Closed-End Fund Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Matisse Discounted Closed-End Fund Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Closed-End Fund Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: Fund of Funds Risk, Control of Portfolio Funds Risk, Closed-End Fund Risk, Money Market Mutual Fund Risk, Market Risk, Management Style Risk, Quantitative Model Risk, Foreign Securities Risk, Portfolio Turnover Risk, Leverage Risk, Investment Advisor Risk, Operating Risk, and New Fund Risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863. The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about May 30, 2014.

For More Information on Your Matisse Discounted Closed-End Fund Strategy:

See Our Web site @ matissefunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Dear Fellow Shareholders of the Matisse Discounted Closed-End Fund Strategy:

Please find enclosed for your review the Annual Report for the Matisse Discounted Closed-End Fund Strategy (the “Fund”) for the fiscal year ending March 31, 2014. The Fund formally launched on October 31, 2012.

As you can see from the table below, the Fund performance for the fiscal year was positive and in-line with our expectations, as we outperformed the broad closed-end fund index. Discount widening was the primary factor contributing to the Fund’s underperformance during the fiscal year relative to non-closed-end fund benchmarks, which we believe is temporary:

●
During the fiscal year, discounts on closed-end funds generally widened, as the US universe moved from an average discount of about 2.0% to 6.8%. This cost the Fund approximately 4.8% during the fiscal year.  As you can see from the table below, the Fund’s return was approximately 4.0% behind a comparable non-closed-end fund balanced benchmark (the S&P Target Risk Moderate Index) for the fiscal year, which is more than explained by the discount widening observed through most of the closed-end fund universe.

Average Annual Total Returns
Period Ended March 31, 2014	One-Year	Annualized Since Inception*
Matisse Discounted Closed-End Fund Strategy – Institutional Class Shares	4.21%	7.47%
S-Network Composite Closed-End Fund Total Return Index	3.15%	6.59%
S&P Target Risk Moderate Index	8.23%	9.67%
S&P 500 Index	21.86%	24.81%
MSCI EAFE Total Return Index	17.56%	20.80%
Barclays US Aggregate Bond Total Return Index	-0.10%	-0.14%
*For the period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2014.

A Note About Cash Distributions

During the 12-month period the Fund paid out over $.63 per share for the Institutional Class Shares and $.61 per share for the Class A Shares in cash distributions to our shareholders, reflecting the cash we received from our underlying closed-end funds. If these 12 months are representative of the future, we would expect the distribution to be similar going forward.  Cash distributions act as an important tailwind to Fund results, since they effectively represent liquidations at NAV. For example, a closed-end fund that pays a 10% cash distribution to the Fund, returns 0% for a given year on an underlying NAV basis, and trades throughout the year at a 10% discount to NAV, will give the Fund (and our shareholders) a 1.1% total return rather than a 0% return.  We incorporate this factor into our quantitative closed-end fund selection model. (Keep in mind, the cash distributions paid by the Fund’s underlying closed-end fund holdings include return of capital, capital gains, and income, and the rate should not be confused with a “yield.”)

A Note About Expense Ratio

During the fiscal year, the Fund’s expense ratio was capped at 1.50% (not including brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees).

Since launch, the Fund has experienced significant asset growth, as our Strategy is beginning to be appreciated in the investment community. (For example, Fund assets grew from $22 million to $83 million during the fiscal year.)  Once the Fund increases to approximately $90 million in assets, we anticipate that the expense ratio will begin to decline, per the current expense limitation agreement. In addition, we have plans to reduce the management fee further at higher asset levels.

Our Outlook

We continue to be excited about the prospects for the Fund.  As of March 31, 2014, the Fund’s underlying holdings traded at an attractive discount of 13.2%, with an indicated cash distribution rate of 7.1% (both figures calculated on a weighted-average basis according to the closed-end funds’ weighting within the Fund). In the past, both discount and distribution rate have been correlated with strong alpha production for the Strategy.

From an asset allocation perspective, we are currently positioned in approximately 58% Equity (45% US Equity), and 42% Bond/Cash/Other, as equity fund discounts, yields, and potential mean reversion offer more value than the other categories.

●
Keep in mind that nearly all of our asset allocation decisions are made from the “bottom up.” (We purchase the most attractive discounted closed-end funds, and allow other investors’ periodic panic and euphoria to signal to us which asset classes are poised for a rebound or a pullback, respectively.)  However, we also maintain asset allocation parameters to ensure we do not become too over-weighted in any asset class.  Discounts, high income, and mean reversion of discounts work in all the asset classes, and historically we have maintained a global balanced portfolio averaging approximately 60% Equity and 40% Bond/Cash/Other.

●
From a historical perspective, today’s levels of discounts are wider than normal which typically leads to higher returns.  As you can see from the chart below, we’ve only seen 3 other times in the last 26 years where discounts were this high (source: our internal database that tracks closed-end fund discounts dating back to 1988).  During the following 12 months from these levels, returns were significantly higher than those achieved in the S&P 500.  This is encouraging for our strategy’s opportunities going forward.

We appreciate your interest in, and investment in, our Strategy. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds.  For updates, visit our Strategy website, www.matissefunds.com, and feel free to contact us directly to discuss the Matisse Discounted Closed-End Fund Strategy and our investment approach.

Sincerely,

Eric Boughton, CFA	Bryn Torkelson
Portfolio Manager	Founder & CIO
Matisse Funds	Matisse Funds

Matisse Discounted Closed-End Fund Strategy
Institutional Class Shares

Performance Update (Unaudited)

For the periods ended March 31, 2014

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at October 31, 2012 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Matisse Discounted Closed-End Fund Strategy versus the Fund's benchmark index, the S&P 500 Index. Other indices shown are the S-Network Composite Closed-End Fund Total Return Index, the Barclays US Aggregate Total Return Index, and the MSCI EAFE Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
			Gross	Net	Fund
As of	One	Since	Expense	Expense	Expense
March 31, 2014	Year	Inception*	Ratio**	Ratio	Limit
Institutional Class Shares	4.21%	7.47%	3.56%	2.85%	1.50%
S&P 500 Index	21.86%	24.81%	N/A	N/A	N/A
S-Network Composite Closed-End Fund Total Return Index	3.15%	9.45%	N/A	N/A	N/A
Barclays US Aggregate Total Return Index	-0.10%	-0.20%	N/A	N/A	N/A
MSCI EAFE Total Return Index	17.56%	20.80%	N/A	N/A	N/A
*For the period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2014.
**The gross expense ratio shown is from the Fund's prospectus dated July 29, 2013.
Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting matissefunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Matisse Discounted Closed-End Fund Strategy
Class A Shares

Performance Update (Unaudited)

For the period from May 15, 2013 (Date of Initial Public Investment) to March 31, 2014

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,425 with 5.75% sales charge) at May 15, 2013 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Matisse Discounted Closed-End Fund Strategy versus the Fund's benchmark index, the S&P 500 Index. Other indices shown are the S-Network Composite Closed-End Fund Total Return Index, the Barclays US Aggregate Total Return Index, and the MSCI EAFE Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Total Returns
		Gross	Net	Fund
As of	Since	Expense	Expense	Expense
March 31, 2014	Inception*	Ratio**	Ratio	Limit
Class A Shares - No Sales Load	2.09%	3.81%	3.10%	1.75%
Class A Shares - 5.75% Maximum Sales Load	-3.78%	3.81%	3.10%	1.75%
S&P 500 Index	14.93%	N/A	N/A	N/A
S-Network Composite Closed-End Fund Total Return Index	0.54%	N/A	N/A	N/A
Barclays US Aggregate Total Return Index	-0.27%	N/A	N/A	N/A
MSCI EAFE Total Return Index	10.34%	N/A	N/A	N/A
*For the period from May 15, 2013 (Date of Initial Public Investment) to March 31, 2014.
**The gross expense ratio shown is from the Fund's prospectus dated July 29, 2013.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting matissefunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2014
		Shares	Value (Note 1)

CLOSED-END FUNDS - 105.19%
	Aberdeen Singapore Fund, Inc.	2,598	$32,423
†	Adams Express Co.	187,000	2,427,260
	Alpine Global Dynamic Dividend Fund	307,796	3,081,038
	Alpine Global Premier Properties Fund	14,700	103,635
†	Alpine Total Dynamic Dividend Fund	622,500	5,222,775
†	American Select Portfolio	298,727	2,967,853
	Bancroft Fund Ltd.	11,298	220,876
	BlackRock EcoSolutions Investment Trust	28,431	228,869
	BlackRock Enhanced Equity Dividend Trust	228,000	1,810,320
	BlackRock Global Opportunities Equity Trust	206,116	3,015,477
	BlackRock Real Asset Equity Trust	261,609	2,328,320
†	BlackRock Resources & Commodities Strategy Trust	222,000	2,553,000
	Boulder Growth & Income Fund, Inc.	321	2,610
	Brookfield Global Listed Infrastructure Income Fund, Inc.	23,689	506,471
	Calamos Global Dynamic Income Fund	9,688	87,192
	Clough Global Opportunities Fund	59,500	758,375
	Cohen & Steers Infrastructure Fund, Inc.	114,000	2,517,120
	Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	76,329	1,366,289
	Cohen & Steers REIT and Preferred Income Fund, Inc.	54,231	921,927
	Dividend and Income Fund	60,415	923,745
	DWS High Income Opportunities Fund, Inc.	35,751	522,322
	Ellsworth Fund Ltd.	62,361	536,304
*†	Equus Total Return, Inc.	217,552	417,700
†	First Opportunity Fund, Inc.	268,000	2,497,760
	First Trust Dividend and Income Fund	137,700	1,202,121
	General American Investors Co., Inc.	46,000	1,620,580
†	Global High Income Fund, Inc.	246,000	2,428,020
	Guggenheim Equal Weight Enhanced Equity Income Fund	168,024	3,162,212
	Legg Mason BW Global Income Opportunities Fund, Inc.	120,820	2,121,599
	Liberty All Star Equity Fund	206,000	1,211,280
	LMP Real Estate Income Fund, Inc.	198,711	2,146,079
	Madison Covered Call & Equity Strategy Fund	107,747	891,068
	Neuberger Berman MLP Income Fund, Inc.	90,500	1,631,715
	Neuberger Berman Real Estate Securities Income Fund, Inc.	253,680	1,197,370
†	Nuveen Diversified Commodity Fund	276,000	4,382,880
†	Nuveen Diversified Currency Opportunities Fund	365,500	3,834,095
	Nuveen Diversified Dividend & Income Fund	246,091	2,879,265
	Nuveen Flexible Investment Income Fund	111,000	1,904,760
	Nuveen Global Income Opportunities Fund	186,951	2,163,023
†	Nuveen Long/Short Commodity Total Return Fund	395,000	6,533,300
	Nuveen Maryland Premium Income Municipal Fund	31,100	385,329
	RMR Real Estate Income Fund	94,348	1,751,099
	Royce Value Trust, Inc.	51,500	810,095

			(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments (continued)

As of March 31, 2014
			Shares	Value (Note 1)

CLOSED-END FUNDS - (Continued)
	Strategic Global Income Fund, Inc.		140,676	$1,295,626
	Terra Capital PLC Fund		1,500,000	1,185,000
	The Cushing Renaissance Fund		27,400	708,016
	The GDL Fund		12,387	136,629
†	Tri-Continental Corp.		121,000	2,429,680
	Wells Fargo Advantage Multi-Sector Income Fund		217,409	3,152,430
	Western Asset Worldwide Income Fund, Inc.		90,379	1,114,373

	Total Closed-End Funds (Cost $87,198,368)			87,327,305

COMMON STOCKS - 4.19%
Financials - 2.36%
*	Federal National Mortgage Association		503,000	1,961,700
				1,961,700
Industrials - 1.83%
	Precision Castparts Corp.		6,000	1,516,560
				1,516,560

	Total Common Stocks (Cost $3,229,495)			3,478,260

SHORT-TERM INVESTMENT - 4.56%
§	Fidelity Institutional Money Market Funds, 0.05%		3,781,955	3,781,955

	Total Short-Term Investment (Cost $3,781,955)			3,781,955

Total Value of Investments (Cost $94,209,818) - 113.94%				$94,587,520

Liabilities in Excess of Other Assets - (13.94)%				(11,571,320)

Net Assets - 100.00%				$83,016,200

*	Non-income producing investment	† All or a portion of security is pledged as collateral for
§	Represents 7 day effective yield	margin borrowings.

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Closed-End Funds	105.19%	$87,327,305
	Financials	2.36%	1,961,700
	Industrials	1.83%	1,516,560
	Short-Term Investment	4.56%	3,781,955
	Liabilities in Excess of Other Assets	(13.94)%	(11,571,320)
	Total	100.00%	$83,016,200

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Assets and Liabilities

As of March 31, 2014

Assets:
Investments, at value (cost $94,209,818)	$94,587,520
Cash	220,288
Receivables:
Investments sold	3,509,467
Fund shares sold	46,773
Dividends and interest	285,006

Total assets	98,649,054

Liabilities:
Due to Broker	11,923,761
Payables:
Investments purchased	3,391,863
Fund shares purchased	12,515
Distributions	198,290
Accrued expenses
Advisory fees	84,403
Administrative fees	21,101
Distribution and service fees - Advisor Class Shares	921

Total liabilities	15,632,854

Net Assets	$83,016,200

Net Assets Consist of:
Paid in Interest	$83,024,385
Undistributed net investment income	104
Accumulated net realized loss on investments	(385,991)
Net unrealized appreciation on investments	377,702

Net Assets	$83,016,200

Institutional shares outstanding, no par value (unlimited authorized shares)	7,737,603
Net Assets	$78,390,019
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$10.13

Class A shares outstanding, no par value (unlimited authorized shares)	483,291
Net Assets	$4,626,181
Net Asset Value and Redemption Price Per Share (a)	$9.57
Offering Price Per Share ($9.57 ÷ 94.25%)	$10.15

(a)	The fund charges a 2% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Operations

For the fiscal year ended March 31, 2014

Investment Income:
Dividends	$5,501,863

Total Investment Income	5,501,863

Expenses:
Advisory fees (note 2)	868,198
Administration fees (note 2)	218,477
Interest expenses	68,245
Distribution and service fees - Advisor Class Shares (note 3)	8,387
Other operating expenses	194

Total Expenses	1,163,501

Net Investment Income	4,338,362

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain (loss) from:
Investments	(801,773)
Foreign currency transactions	937
Capital gain distributions from underlying funds	425,075
Total net realized loss	(375,761)

Net change in unrealized appreciation on investments	290,082

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions:	(85,679)

Net Increase in Net Assets Resulting from Operations	$4,252,683

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Changes in Net Assets

For the fiscal year or period ended March 31,	2014	2013 (a)

Operations:
Net investment income	$4,338,362	$424,920
Net realized gain (loss) from investment transactions	(800,836)	513,662
Capital gain distributions from underlying funds	425,075	44,270
Net change in unrealized appreciation on investments	290,082	87,620

Net Increase in Net Assets Resulting from Operations	4,252,683	1,070,472

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(4,105,381)	(468,803)
Class A Shares	(233,812)	-

Capital Gains
Institutional Class Shares	(491,194)	-
Class A Shares	(32,150)	-

Decrease in Net Assets Resulting from Distributions	(4,862,537)	(468,803)

Beneficial Interest Transactions:
Shares sold	71,982,619	35,731,002
Redemption fees	6,020	359
Reinvested dividends and distributions	4,063,982	458,799
Shares repurchased	(14,330,534)	(14,887,862)

Increase from Beneficial Interest Transactions	61,722,087	21,302,298

Net Increase in Net Assets	61,112,233	21,903,967

Net Assets:
Beginning of period	21,903,967	-
End of period	$83,016,200	$21,903,967

Undistributed (Distributions in excess of) Net Investment Income	$104	$(43,486)

(a)	Initial period from October 31, 2012 (Date of Initial Public Investment) to March 31, 2013

See Notes to Financial Statements		(Continued)

Matisse Discounted Closed-End Fund Strategy

Statement of Changes in Net Assets (continued)

For the fiscal year or period ended March 31,	2014		2013 (a)

Share Information:
Institutional Class Shares
Shares sold	6,605,361	$66,771,400	3,548,983	$35,731,002
Redemption fees	-	6,020	-	359
Reinvested distributions	410,127	4,057,710	45,866	458,799
Shares repurchased	(1,393,699)	(13,709,382)	(1,479,035)	(14,887,862)
Net Increase in Capital Shares	5,621,789	$57,125,748	2,115,814	$21,302,298
Shares Outstanding, Beginning of Period	2,115,814	$21,302,298	-	$-
Shares Outstanding, End of Period	7,737,603	$78,428,046	2,115,814	$21,302,298

Class A Shares
Shares sold	549,531	$5,211,219	-	$-
Redemption fees	-	-
Reinvested distributions	679	6,272	-	-
Shares repurchased	(66,919)	(621,152)	-	-
Net Increase in Capital Shares	483,291	$4,596,339	-	$-
Shares Outstanding, Beginning of Period	-	$-	-	$-
Shares Outstanding, End of Period	483,291	$4,596,339	-	$-

(a)	Initial period from May 15, 2013 (Date of Initial Public Investment) to March 31, 2013

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year or period ended March 31,	2014		2013	(e)

Net Asset Value, Beginning of Period	$10.35		$10.00

Income from Investment Operations
Net investment income (d)	0.58		0.26
Net realized and unrealized gain (loss) on investments	(0.17)		0.35

Total from Investment Operations	0.41		0.61

Less Distributions:
Dividends (from net investment income)	(0.56)		(0.26)
Distributions (from capital gains)	(0.07)		-

Total Distributions	(0.63)		(0.26)

Redemption Fees	-	(f)	-	(f)

Net Asset Value, End of Period	$10.13		$10.35

Total Return	4.21%		6.26%	(b)

Net Assets, End of Period (in thousands)	$78,390		21,904

Ratios of:
Interest Expenses to Average Net Assets	0.09%		-
Gross Expenses to Average Net Assets (c)	1.59%		1.50%	(a)
Net Expenses to Average Net Assets (c)(e)	1.50%		1.50%	(a)
Net Investment Income to Average Net Assets (c)	5.96%		5.96%	(a)

Portfolio turnover rate	150.92%		84.39%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the investment funds are excluded from the Fund's expense ratio.
(d)	For a share outstanding for the initial period from October 31, 2012 (Date of Initial Public Investment) to
March 31, 2013.
(e) Excludes interest expense.
(f) Less than $0.01 per share.

See Notes to Financial Statements			(Continued)

Matisse Discounted Closed-End Fund Strategy

Financial Highlights

For a share outstanding during the	Class A Shares
period ended March 31,	2014	(e)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (d)	0.50
Net realized and unrealized loss on investments	(0.32)

Total from Investment Operations	0.18

Less Distributions:
Dividends (from net investment income)	(0.54)
Distributions (from capital gains)	(0.07)

Total Distributions	(0.61)

Redemption Fees	-	(f)

Net Asset Value, End of Period	$9.57

Total Return	2.09%	(b)

Net Assets, End of Period (in thousands)	$4,626

Ratios of:
Interest Expenses to Average Net Assets	0.09%
Gross Expenses to Average Net Assets (c)	1.84%	(a)
Net Expenses to Average Net Assets (c)(e)	1.75%	(a)
Net Investment Income to Average Net Assets (c)	6.42%	(a)

Portfolio turnover rate	150.92%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund's expense ratio.
(d)	For a share outstanding for the initial period from May 15, 2013 (Date of Initial Public Investment) to
March 31, 2014.
(e) Excludes interest expense.
(f) Less than $0.01 per share.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Matisse Discounted Closed-End Fund Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Deschutes Portfolio Strategies (the “Advisor”), seeks to achieve the Fund’s investment objective of long-term capital appreciate and income by investing in unaffiliated closed-end funds which pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Institutional Class Shares was October 31, 2012.  The Date of Initial Public Investment for the Advisor Class Shares was May 15, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of March 31, 2014 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$87,327,305	$87,327,305	$-	$-
Common Stocks*	3,478,260	3,478,260	-	-
Short-Term Investment	3,781,955	3,781,955	-	-
Total	$94,587,520	$94,587,520	$-	$-

(a)
The Fund had no transfers into or out of Level 1, 2, or 3 during the fiscal year ended March 31, 2014.  The Fund did not hold any Level 3 securities during the year.  The Fund recognizes transfers at the end of the period.

 *    Refer to the Schedule of Investments for a breakdown by industry.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statement of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

Distributions
The Fund will distribute most of its income and realized gains to its shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made annually.  Dividends and distributions to shareholders are recorded on ex-date.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.  Distribution and service fees in the Advisor Class Shares are 0.25% of the average daily net assets.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 2.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.  Transactions with Related Parties and Service Providers

Advisor
The Fund pays monthly fees to the Advisor based upon the average daily net assets and calculated at an annual rate of 1.20%.  For the fiscal year ended ended March 31, 2014, the Fund incurred advisory fees in the amount of $868,198.

The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to make payments to the administrator to the extent that the cost of administering the Fund exceeds the 1.50% of average daily net assets paid by the Fund to the Administrator under its consolidated fee arrangement.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.30% if the average daily net assets are under $90 million and gradually decreases to an annual rate of 0.097% once the average daily net assets reach $2.0 billion or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.  The Fund incurred $218,477 in administration fees for the fiscal year ended March 31, 2014.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

In January 2014, Cipperman Compliance Services, LLC assumed providing services as the Trust’s Chief Compliance Officer.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.  Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Advisor Class Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets attributable to the Advisor Class Shares, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended March 31, 2014, $8,387 in fees were incurred by the Advisor Class Shares.

4.  Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$182,823,217	$112,211,486

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

Management has reviewed the Fund’s tax positions to be taken on the current fiscal year federal income tax return and during the period ended March 31, 2013, determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2014.  The following reclassifications were the result of currency gain/loss reclassifications and differing treatment of distributions and have no impact on net assets of the Fund.

For the fiscal year ended March 31, 2014, the following reclassifications were made:

Undistributed Net Investment Income	$44,421
Accumulated Net Realized Loss on Investments	(44,421)

Distributions during the year ended were characterized for tax purposes as follows:

	March 31, 2014	March 31, 2013
Ordinary Income	$4,827,192	$468,803
Long-Term Capital Gains	35,345	-

At March 31, 2014, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$94,230,130

Unrealized Appreciation	$2,260,877
Unrealized Depreciation	(1,903,487)
Net Unrealized Appreciation	$357,390

Undistributed Ordinary Income	104
Capital and Other Losses	(365,678)

Distributable Earnings	$(8,185)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale losses.  For tax purposes, the Fund has $365,678 of short-term capital loss carry forwards that has no expiration date.

6.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Financial Services—Investment Companies. ASU 2013-08 provides clarifying guidance to determine if an entity qualifies as an investment company. ASU 2013-08 also requires an investment company to measure non-controlling interests in other investment companies at fair value.  The requirements of ASU 2013-08 are effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. It is not expected that ASU 2013-08 will have an impact on financial statement disclosures.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

8.  Borrowings

The Fund established a borrowing agreement with Goldman Sachs for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.25%.  The average borrowing during the fiscal year was $7,654,690, and the average interest rate on margin borrowings during the year was 1.04%.  Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund.  Total interest expense for the year was $68,245 as reflected in the Statement of Operations.

9.  Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

REPORT OF INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Matisse Discounted  Closed-End Fund Strategy
and the Board of Trustees of Starboard Investment Trust

We have audited  the  accompanying  statement  of  assets and  liabilities   of  the  Matisse  Discounted  Closed-End Fund Strategy (the "Fund"),  a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of March 31, 2014,  the related statement  of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period  October 31, 2012  (commencement  of operations) through March 31, 2013 and the financial highlights for the periods presented.  These financial  statements  and financial highlights are the responsibility of the Funds' management.   Our responsibility  is to express an opinion  on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting  Oversight Board (United States).  Those standards require that  we plan and perform the audit  to obtain  reasonable assurance about  whether the financial  statements and financial  highlights are free of material misstatement.   An audit  includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation  of securities owned as of March 31, 2014  by correspondence with the custodian and broker. An audit also includes assessing the accounting principles  used and significant estimates made by management, as well as evaluating the overall financial  statement  presentation.   We believe that  our audits  provide a reasonable  basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial  position  of the Matisse  Discounted  Closed-End Fund Strategy as of March  31, 2014,  and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period October 31, 2012 through March 31, 2013, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 28, 2014

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended March 31, 2014.

During the fiscal year, the Fund paid a long-term capital gain distribution of $35,345.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,076.60	$8.44
	$1,000.00	$1,016.80	$8.20
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Advisor Class Shares	Beginning Account Value October 1, 2013	Ending Account Value March, 2014	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,074.60	$9.72
	$1,000.00	$1,015.56	$9.44
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund’s Board of Trustees on May 29, 2012, the Trustees approved the Investment Advisory Agreement for an initial two-year term.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (iv) the Advisor’s practices regarding brokerage and portfolio transactions; and (v) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor’s finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the Advisor’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor seeks to achieve the Fund’s investment objective by investing in closed-end funds that are trading at substantial discounts to their net asset values.  The Trustees also noted that when selecting investments, the Advisor employs a proprietary research process that uses quantitative information to forecast whether the market discount on a closed-end fund will increase or decrease.  The Trustees further noted that the Fund’s principal executive officer is the President of the Advisor and will serve the Fund without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., the Advisor’s Form ADV and descriptions of the Advisor’s business and compliance program), the Board of Trustees concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

In considering the investment performance of the Advisor, the Trustees discussed the Advisor’s experience managing investments and reviewed the performance of a closed-end fund strategy run by the Advisor for the previous five years.  The Trustees compared the performance of the closed-end fund strategy with the performance of benchmark indexes, another mutual fund that primarily invests in closed-end funds, and applicable peer group data.  After review of the Advisor’s experience managing other accounts, the Board of Trustees concluded that the investment performance of the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 1.20%.  The Trustees then reviewed the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Fund; the Advisor’s payment of startup costs for the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Trustees noted that the Advisor directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to questions about the financial condition of the firm and its principals.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s other clients.  The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the management fee was higher than those of some of the funds and lower than others, and higher than the peer group average.  The Trustees noted that the net expense ratio was higher than the comparable funds and the peer group average.  The Trustees also noted that the Advisor’s typical asset-based fee starts at 1.00%, although the Advisor collects a higher fee from its private funds, along with an incentive fee.  The Trustees also considered that the Advisor was proposing a unique investment strategy and had been able to identify one other mutual fund that primarily invests in closed-end funds.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees reviewed the Fund’s fee arrangements with the Advisor.  The Trustees noted that, while the management fee would remain the same at all asset levels, the Advisor had agreed to directly pays for certain Fund expenses under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  Following further discussion of the Fund’s projected asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

In considering the Advisor’s practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended March 31, 2014 from the Fund for their services to the Fund and Trust under the Operating Plan.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 81	Independent Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	23
Independent Trustee of Brown Capital Management Mutual Funds for its three series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and  Centaur Mutual Funds Trust for its one series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Giordano Investment Trust for its one series during 2011, and New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 61	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	23	None.
Theo H. Pitt, Jr. Age: 78	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	23
Independent Trustee of Gardner Lewis Investment Trust for its two series, Hanna Investment Trust for its one series, Hillman Capital Management Investment Trust for its one series, and World Funds Trust for its one series (all registered investment companies); previously, Independent Trustee of NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Centaur Mutual Funds Trust for its one series from 2004 to 2009 (all registered investment companies).

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	23
Independent Trustee of the following Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 54	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	23	None.
Other Officers
Bryn H. Torkelson Age: 57 4949 Meadows Road Suite 200 Lake Oswego, OR 97035	President (Matisse Discounted Closed-End Fund Strategy)	Since 5/12
President and Chief Investment Officer of Deschutes Portfolio Strategies, LLC (advisor to the Matisse Discounted Closed-End Fund Strategy) since  2010, President of Deschutes Investment Advisors, Inc. (investment management) since 1997.
				n/a	n/a
Katherine M. Honey Age: 40	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
Martin W. Dziura Age: 54	Chief Compliance Officer	Since 1/14	Managing Director for Cipperman Compliance Services, LLC	n/a	n/a

Matisse Discounted Closed-End Fund Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Drawer 4365	Suite 200
Rocky Mount, North Carolina 27803	Lake Oswego, Oregon 97035

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	matissefunds.com

Item 2.	CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, March 31, 2014, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP for March 31, 2013 and March 31, 2014 (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2013	2014
Matisse Discounted Closed-End Fund Strategy	$8,400	$11,250

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2013 and March 31, 2014 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2013	2014
Matisse Discounted Closed-End Fund Strategy	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended March 31, 2013 and March 31, 2014 were $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer(s) and the Principal Financial Officer(s) have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/Bryn H. Torkelson
Bryn H. Torkelson
Date: June 3, 2014	President and Principal Executive Officer Matisse Discounted Closed-End Fund Strategy

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/Bryn H. Torkelson
Bryn H. Torkelson
Date: June 3, 2014	President and Principal Executive Officer Matisse Discounted Closed-End Fund Strategy

By: (Signature and Title)	/s/Ashley E. Harris
Date: June 3, 2014	Ashley E. Harris Treasurer and Principal Financial Officer Matisse Discounted Closed-End Fund Strategy